Exhibit 10.3

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if applicable)
Credit Line Account Application and	5F
Agreement for Trust and Estate Accounts	SS# / TIN
HT	Internal Use Only

For Internal Use Only

Variable Credit Line Account at UBS Bank USA

5V
Fixed Credit Line Account at UBS Bank USA

5F

Collateral Account(s) at UBS Financial Services Inc.
Insert the information below for each UBS Financial Services Inc. account to be pledged to secure the Borrower’s credit line.
Full Collateral (Securities) Account Title	Branch	Account Number	FA#
1)
2)
3)
4)
5)
6)

Credit Line Account
Select the type of credit line account:	Select the type of Borrower:
☐ Variable Credit Line Account	☐ Trust
☐ Fixed Credit Line Account	☐ Estate
☐ Both

If you do not indicate your preference you will be deemed to have selected the “Both” option.

Borrower Information (Trusts)
Complete this section only if a Trust account is being opened. Estate accounts should skip to the Borrower Information section below.

Trust designation is:
☐ UBS Financial Services designated TTEE
☐ Self - TTEE / UBS Financial Services Designated Successor
☐ Self - TTEE / Outside Successor

Is there more than one Trustee for this account? ☐ Yes ☐ No

If yes, specify how many Trustees:                  , then complete the Trustee/Grantor/Executor/Administrator section (pages 2-3) for each Trustees. If there are additional Trustees please photocopy pages 2 & 3 and submit it with the application.

Borrower Information (continued)

Complete this section using the Trust or Estate information. Please do not complete this section for the Trustee, Grantor, Executor, or Administrator Information. The Trustee/Grantor/Executor/Administrator information must be completed below.

Basic Information
Trust / Estate Name:	Taxpayer ID #:

Trust was created under:	Address:
☐ Will, Irrevocable (Testamentary)	Street Address (If a P.O. Box, complete the Additional Address
☐ Irrevocable Trust Agreement (Intervivos)	Information on page 4 .):
☐ Revocable Trust Agreement (Intervivos)
Note: A testamentary trust becomes effective upon the death of the grantor and an intervivos trust is created and effective during the
lifetime of the grantor.	City:	State:	ZIP:
Date Trust Established:

Jurisdiction of Trust/Estate:
☐ USA ☐ Other:

HT Rev 07/08 HT LOAD SPEDOC UX E HT V100	© 2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 5

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if applicable)
5F
SS# / TIN
Internal Use Only

Borrower Financial Information
Annual Income:	Liquid Assets:		Is the Borrower an officer or member of the board of directors of
UBS AG, its subsidiaries or affiliates?*
Net Worth			☐ Yes ☐ No If yes, please specify:

		Subsidiary or Affiliate	Employee Name and SS#
Is the trust/estate or any trustee/executor a control person of
UBS AG or its subsidiaries or affiliates? *			Is the trustee/executor of the Borrower an immediate family member of an
☐ Yes ☐ No If yes, please specify company and %:			executive officer or member of the board of directors of UBS AG?
%			Immediate family member means a spouse or any other relative residing in the
Borrower’s household to whom the Borrower lends financial support.
Does the trust/estate own 10% or more of the shares of any publicly			☐ Yes ☐ No If yes, please specify:
traded company?
☐ Yes ☐ No If yes, please specify company and %:		Subsidiary or Affiliate	Employee Name and SS#
%
Will any of the loan proceeds be used to repay any debt or obligation owed to, or purchase an asset from, UBS AG or its subsidiaries or affiliates?
☐ Yes ☐ No If yes, please specify:

Subsidiary or Affiliate

*For purposes of these questions, “control” means a person or entity that either (a) owns, controls or has the power to vote 25% or more of any class of voting securities, (b) has the ability to control the election of the majority of the directors of a company, or (c) has the power to exercise a controlling influence over management policies. A person or entity is presumed to have control of a company if the person or entity owns, controls or has the power to vote 10% or more of any class of voting securities of the company and (i) the person is an executive officer or director of the company or (ii) no other person has a greater percentage of that class of voting securities.

Trustee/Executor/Administrator Information

Complete this section for the Trustee of a trust account, or an Executor or Administrator of an estate account. To include additional trustees or executors please photocopy this section and submit it with the application.

The information below is for a:	☐ Trustee ☐ Executor/Administrator

Basic Information

Corporate Trustee Name: (if applicable)		Street Address: (If a P.O. Box, complete the Additional Address
Information on page 4 .)
Individual Trustee First Name:	Middle Name:

Last Name:
		City:	State:	ZIP:
Country of Citizenship:	SS#/TIN:

☐ USA	☐ Other (specify):		Date of Birth:

Passport/CEDULA and Green Card#: (If non-U.S. and no SS# specified)
Residence Telephone Number:
Passport/CEDULA Country of Issuance:

The information below is for a:		☐ Trustee ☐ Executor/Administrator

Basic Information

Corporate Trustee Name: (if applicable)		Street Address: (If a P.O. Box, complete the Additional Address
Information on page 4 .)
Individual Trustee First Name:	Middle Name:

Last Name:
		City:	State:	ZIP:
Country of Citizenship:	SS#/TIN:

☐ USA	☐ Other (specify):		Date of Birth:

Passport/CEDULA and Green Card#: (If non-U.S. and no SS# specified)
Residence Telephone Number:
Passport/CEDULA Country of Issuance:

HT Rev 07/08 HT LOAD SPEDOC UX E HT V100	© 2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 5

Grantor Information

Complete this section for the Grantor of a trust account. To include additional grantors, please photocopy this section and submit it with the application.

Basic Information
Street Address: (If a P.O. Box, complete the Additional Address
Individual Grantor First Name:	Middle Name:	Information on page 4 .)

Last Name:
		City:	State:	ZIP:
Country of Citizenship:	SS#/TIN:

☐ USA	☐ Other (specify):	Date of Birth:

Passport/CEDULA and Green Card#: (If non-U.S. and no SS# specified)
Residence Telephone Number:
Passport/CEDULA Country of Issuance:

Do you derive a substantial amount of your income/wealth
(over 50%) from a country outside of the United States?
☐ No ☐ Yes If yes, specify:

Country(ies)

Street Address: (If a P.O. Box, complete the Additional Address
Individual Grantor First Name:	Middle Name:	Information on page 4 .)

Last Name:
		City:	State:	ZIP:
Country of Citizenship:	SS#/TIN:

☐ USA	☐ Other (specify):		Date of Birth:

Passport/CEDULA and Green Card#: (If non-U.S. and no SS# specified)
Residence Telephone Number:
Passport/CEDULA Country of Issuance:

Do you derive a substantial amount of your income/wealth
(over 50%) from a country outside of the United States?
☐ No ☐ Yes If yes, specify:

Country(ies)

Credit Line Account Features
Check Writing	Alternate Mailing Address for Checks
If you would like to receive Credit Line checks for your credit line account, please enroll below:	Print the mailing address for the delivery of checks if different from the address on the checks:

☐ Check here if you would like Credit Line checks.
Checks will be in the name of the Borrower.
Please print the address that you would like to appear on your checks.	Wire Instructions for Loan Payment: (In US Dollars)
Bank Name: UBS AG
Wire System Address: ABA 026007993

For Further Credit to the Account of: UBS Bank USA
Account Number: 101-WA-792479-000

For the Benefit of: Full Name
Account Number: 5[F or V] 00000

HT Rev 07/08 HT LOAD SPEDOC UX E HT V100	© 2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 5

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if aaplicable)
5F
SS# / TIN
Internal Use Only

Senior Political Affiliation

Are you, any authorized signatories, beneficial owners, trustees, powers of attorney or other individuals with authority to effect transactions, or any of their immediate family members or close associates a:

I)	Current U.S. political official (as defined in section B below)? ☐ No ☐ Yes; complete:

A) Political Official’s Name:

	B) Current Position:	☐ President	☐ Vice President	☐ US Cabinet Member

		☐ Speaker of the House of Representatives		☐ Supreme Court Justice

		☐ Chairman of the Joint Chiefs of Staff		☐ Ambassador

	C) Relationship to Client(s):	☐ Self	☐ Immediate family member	☐ Close associate

☐ Associates with business or trust

II)	Current or former Senior non-U.S. political official, non-U.S. Religious Group/Organization, or Senior/Influential representative of a non-U.S. Religious Group/Organization?			☐ No ☐ Yes; complete:

Political Official’s Name:

Current or Former Position:

	Relationship to Client(s):	☐ Self	☐ Immediate family member	☐ Close associate

☐ Associates with business or trust

Duplicate Party Addendum

Complete this section for each Duplicate Party to receive a duplicate credit line account statement.

Internal Location Code (UBS Financial Services Inc. Use Only)
Name:			Country of Citizenship:
			☐	USA	☐	Other (specify):
Street Address:			City:				State:	Zip:

Additional Address Information If the Borrower’s mailing address is a P.O. Box please provide a legal residence address below:

Street Address:

City:	State:	ZIP:

Street Address:

City:	State:	ZIP:

HT Rev 07/08 HT LOAD SPEDOC UX E HT V100	©2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 5